                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 20, 1996




                                MIM Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                   1-11993                    05-0489664
- -----------------------------      -------------               --------------
 (State or other jurisdiction       (Commission                (I.R.S. Employer
       of Incorporation)            File Number)              Identification No.)


       One Blue Hill Plaza
       Pearl River, New York                                       10965
- --------------------------------------                        ------------------
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code: (914) 735-3555
                                                          --------------


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ITEM 5. OTHER EVENTS.


        The initial public offering (the "Offering") of shares of the $.0001 par value per share common stock of MIM Corporation (the "Company") closed on August 20, 1996. The report (the "Report") of Arthur Andersen LLP, independent public accountants, with respect to the Company's audited consolidated financial statements and accompanying notes contained in the prospectus for the Offering (the "Financial Statements"), included an explanatory paragraph describing the ability of the Company to continue as a going concern discussed in Note 1 to the Financial Statements. Upon the closing of the Offering, the Company reissued the Financial Statements, and Arthur Andersen LLP reissued the Report, removing any reference to the ability of the Company to continue as a going concern.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             MIM Corporation




Date: August 30, 1996                        By: /s/ Richard H. Friedman
                                                 -----------------------------
                                                 Richard H. Friedman
                                                 Chief Operating Officer





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